UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

ALTENERGY ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40984	84-2157013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

600 Lexington Avenue

9th Floor

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 299-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	AEAEU	OTC Pink Open Market
Class A common stock, par value $0.0001 per share	AEAE	OTC Pink Open Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	AEAEW	OTC Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01	Changes in Registrant’s Certifying Accountant

On April 14, 2025, AltEnergy Acquisition Corp. (the “Company”) was notified by Marcum LLP (“Marcum”) that Marcum resigned as the Company’s independent registered accounting firm. On November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the attest business of Marcum. On April 15, 2025, following the approval of the Audit Committee of the Company’s Board of Directors, CBIZ was engaged, effective immediately, as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

The reports of Marcum regarding the Company’s financial statements for the years ended December 31, 2024 and December 31, 2023, did not contain any adverse opinion or disclaimer of opinion. Each such report did contain a “going concern” qualification based on management’s determination that in each year it was uncertain that the Company would be able to consummate an initial business combination prior to the then deadline in the Company’s Certificate of Incorporation that required the Company to consummate an initial business combination by such date or thereafter mandatorily liquidate. Accordingly, the reports for each such year stated that these conditions raise substantial doubt about the ability of the Company to continue as a going concern, and that the financial statements did not include any adjustments that might result from the outcome of that uncertainty.

During the years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for:

As disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024:

Our principal executive officer and principal financial and accounting officer evaluated the effectiveness of our disclosure control and procedures as of December 31, 2023. Based on this evaluation, the Company’s principal executive officer and principal financial officer concluded that certain disclosure controls and procedures were not effective as of December 31, 2022 due to material weaknesses that existed related our accounting for complex financial instruments and our accounting and reporting for the completeness and accuracy of warrant liabilities and the corresponding change in the fair value of the warrant liability, that led to the restatement of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Management additionally identified, as it relates to the material weakness discussed above relating to the accounting for complex financial instruments, a failure to properly record the capital contributions and related costs associated with non-redemption agreements entered into with certain stockholders of the Company in connection with the special meeting of stockholders of the Company held on April 28, 2023 that led to the restatement of the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2023 and September 30, 2023.

In addition, management identified a material weakness in relation to the accounting of contractual liabilities which led to errors in our financial statements in the accounting of consulting fees pursuant to a consulting agreement with our chief financial officer that led to the restatement of the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023, and September 30, 2023.

The above reportable events were discussed between the Audit Committee and Marcum. Marcum has been authorized by the Company to respond fully to the inquiries of CBIZ, the successor independent registered public accounting firm, concerning these reportable events.

During the years ended December 31, 2024 and December 31, 2023, and through April 14, 2025, the date Marcum informed the Company of their resignation, neither the Company nor anyone on the Company’s behalf consulted with CBIZ regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Marcum furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K and, if it does not agree, the respects in which it does not agree, as required under Item 304(a)(3) of Regulation S-K. A copy of Marcum’s letter, dated April 15, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No	Description

16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated April 15, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2025	AltEnergy Acquisition Corp.

/s/ Russell Stidolph
Russell Stidolph Chief Executive Officer